UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☒ Soliciting Material under § 240.14a-12

ELECTRAMECCANICA VEHICLES CORP.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On January 11, 2024, ElectraMeccanica Vehicles Corp. (“ElectraMeccanica”) and Xos, Inc. (“Xos”) announced entry into an arrangement agreement, pursuant to which Xos will acquire all of the issued and outstanding common shares of ElectraMeccanica pursuant to a plan of arrangement under the Business Corporations Act (British Columbia). This Schedule 14A filing consists of the following communications relating to the proposed transaction:

(1)	ElectraMeccanica Chief Executive Officer letter to shareholders
(2)	ElectraMeccanica social media posts
(3)	Screenshots of ElectraMeccanica microsite for the proposed transaction

The items listed above were first published, sent or given to ElectraMeccanica’s security holders on January 11, 2024.

ElectraMeccanica Chief Executive Officer Letter to Shareholders

Dear Shareholders:

By now, most of you have seen the exciting news regarding our intention to combine with Xos, Inc. (NASDAQ: XOS), a leading electric truck manufacturer and fleet electrification services provider. As outlined in my December shareholder update, our team has been laser-focused on identifying a new business combination partner and has spent the past couple of months conducting extensive evaluations of many potential candidates that previously were not explored, including Xos.

Fast forward to today: our proposed transaction announcement delivers on our commitment to creating long-term shareholder value by re-accelerating the business and allowing shareholders once again to benefit from a true EV OEM business. To understand why we believe Xos creates this opportunity for us and all of you, please make sure to review not just the release, but also our business combination microsite.

In the meantime, I wanted to share a few things I am particularly enthusiastic about and think our shareholders will be too.

First, Xos has an established, recognizable fleet customer base for which it has produced and delivered hundreds of electric stepvans. To date, Xos has delivered 600 electric stepvans to customers including FedEx Ground, Penske, Loomis, UniFirst and Alsco. These are household names, proven, large and stable companies. They also are businesses that demand the best – and Xos’ ability to put stepvans into fleet service for such customers demonstrates their long-term growth potential.

Second, there is significant existing and anticipated increased regulatory support incentivizing fleet customers to switch to zero-emission delivery vehicles. As of January 2024, the state of California is mandating any new delivery trucks purchased by large fleet operators that deliver in the state buy only electric –  or that by 2025, 10% of its total fleet must be electrified. Just under a dozen states have enacted supportive legislation, including California, Texas, New York, New Jersey, Pennsylvania, Maryland, Massachusetts, Colorado, Utah, Oregon and Nevada. We believe Xos is well-positioned to reliably and holistically help customers meet these regulations by offering an electric stepvan, a single point of contact for charging infrastructure support, and an in-house team that liaisons with the state and federal governments to secure rebates.

And Third, Xos has positive gross margins, something few other EV OEMs have achieved. This ability to create and build on positive unit economics is important background for Xos delivering, in Q4 of 2023, 110 units to fleet customers including: FedEx Ground, UPS, and Loomis, and generating Q3 2023 TTM revenues of $34M. We expect Xos’ ability to produce these results to be strengthened by EMV’s strong balance sheet. During our months of due diligence in 2023, Xos was the sole candidate in the EV OEM space displaying consistent revenue and volume growth, an improving margin profile, a path to profitability, and a tried and tested order book. Put simply, relative to much of the EV sector, Xos had concrete, repeatable proof of on-ground success of their products and business operations. Customer diligence that I and other Board members conducted personally reinforced the integrity of these results. The customers we spoke with had chosen Xos over products from multiple competitors. Xos was selected not just because its production model is outstanding: customers also chose the company to be their EV partners due to their seamless, no-hassle customer experience, including their swift service response times, support in setting up charging infrastructure at depots, and status as the one-stop shop to secure federal and state rebates and incentives. This holistic customer experience coupled with their high-quality products sets Xos apart. They are, as an EV OEM, in a class of their own relative to other players in the market – many of whom are still in the product rollout phase.

Above all, I want to emphasize to our shareholders the many ways Xos is differentiating itself from other EV-makers – which, together with the items above, explains why we’re pleased by the prospect of combining with them. Specifically, Xos is already a publicly-traded company (NASDAQ: XOS). They have established leadership in EV stepvans with a five-year proven track record of working with customers who are household names. And, they have a strong and competent leadership team comprising the company’s two founders, Dakota Semler and Giordano Sordoni, two former fleet owners and operators, who sought to build an electric vehicle to solve the issues they were facing first-hand around increasing emissions regulations and the rising costs of maintenance and diesel, among others. And last but certainly not least, they have a crystal clear vision that resonates deeply with EMV’s historic mission to close the last gas station. Xos aims to decarbonize commercial transportation with reliable electric trucks and the tools to adopt them, making zero-emission last-mile delivery a reality.

I’ll be in touch soon and encourage shareholders to visit our microsite [link to microsite] for the most updated information regarding our proposed combination. Also, don’t hesitate to reach out to our investor relations team at: IR@emvauto.com.

Thank you to our shareholders for your continued support. We are thrilled about what’s ahead!

Sincerely,

Susan Docherty, ElectraMeccanica CEO and Board Member

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Additional Information and Where to Find It

In connection with the proposed transaction, Xos, Inc. (“Xos”) and ElectraMeccanica Vehicles Corp. (“ElectraMeccanica”) intend to file with the U.S. Securities and Exchange Commission (the “SEC”) joint preliminary and definitive proxy statements, including management information circulars, and other relevant documents relating to the proposed transaction. Promptly after filing the joint definitive proxy statement with the SEC, Xos and ElectraMeccanica will mail the joint definitive proxy statement, including management information circular, and a proxy card to Xos’ stockholders and ElectraMeccanica’s shareholders as of a record date to be established for voting on the matters related to the proposed transaction and any other matters to be voted on at the special meetings of Xos’ stockholders and ElectraMeccanica’s shareholders, respectively. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENTS AND MANAGEMENT INFORMATION CIRCULARS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AS APPLICABLE, AND ANY OTHER DOCUMENTS THAT XOS AND ELECTRAMECCANICA WILL FILE WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, OR INCORPORATE BY REFERENCE IN THE JOINT PROXY STATEMENTS AND MANAGEMENT INFORMATION CIRCULARS, AS APPLICABLE, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain free copies of the joint preliminary and definitive proxy statements and management information circulars (including any amendments or supplements thereto) and any other relevant documents filed by Xos and ElectraMeccanica with the SEC in connection with the proposed transaction (when they become available) on the SEC’s website at www.sec.gov, on the Canadian System for Electronic Document Analysis and Retrieval+ website at https://www.sedarplus.ca/, on Xos’ website at www.xostrucks.com, by contacting Xos’ investor relations via email at investors@xostrucks.com, on ElectraMeccanica’s website at https://ir.emvauto.com, or by contacting ElectraMeccanica’s Investor Relations via email at IR@emvauto.com, as applicable.

Participants in the Solicitation

Xos and its directors and certain of its executive officers, consisting of Stuart Bernstein, Burt Jordan, Alice K. Jackson, George N. Mattson and Ed Rapp, who are the non-employee members of the board of directors of Xos, Dakota Semler, Chief Executive Officer and a director of Xos, Giordano Sordoni, Chief Operating Officer and a director of Xos, Liana Pogosyan, Vice President of Finance and Acting Chief Financial Officer of Xos, and Christen Romero, General Counsel of Xos, are participants in the solicitation of proxies from the stockholders of Xos in connection with matters related to the proposed transaction and any other matters to be voted on at the special meeting of stockholders of Xos. Information regarding Xos’ directors and certain of its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation-Outstanding Equity Awards at 2022 Fiscal Year-End,” and “Executive Compensation-Director Compensation” contained in Xos’ definitive proxy statement on Schedule 14A for its 2023 annual meeting of the stockholders (the “2023 Xos Proxy Statement”), which was filed with the SEC on April 20, 2023. To the extent that Xos’ directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2023 Xos Proxy Statement, such transactions have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the joint preliminary and definitive proxy statements and management information circulars for Xos’ special meeting of stockholders and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

ElectraMeccanica and its directors and certain of its executive officers, consisting of Luisa Ingargiola, Dietmar Ostermann, Michael Richardson, Steven Sanders, David Shemmans and Joanne Yan, who are the non-employee members of the board of directors of ElectraMeccanica, Susan Docherty, Chief Executive Officer, Interim Chief Operating Officer and a director of ElectraMeccanica, Kim Brink, Chief Revenue Officer of ElectraMeccanica, Michael Bridge, General Counsel and Secretary of ElectraMeccanica, and Stephen Johnston, Chief Financial Officer of ElectraMeccanica, are participants in the solicitation of proxies from the shareholders of ElectraMeccanica in connection with matters related to the proposed transaction and any other matters to be voted on at the special meeting of the shareholders of ElectraMeccanica. Information regarding ElectraMeccanica’s directors and certain of its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation,” and “Director Compensation” contained in ElectraMeccanica’s definitive proxy statement on Schedule 14A for its 2023 annual general meeting of shareholders (the “2023 ElectraMeccanica Proxy Statement”), which was filed with the SEC and applicable Canadian securities regulatory authorities on November 22, 2023. To the extent that ElectraMeccanica’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2023 ElectraMeccanica Proxy Statement, such transactions have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC, including the Form 4s filed with the SEC on March 24, 2023 with respect to Michael Bridge, and on January 5, 2024 with respect to Stephen Johnston. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the joint preliminary and definitive proxy statements and management information circulars for ElectraMeccanica’s special meeting of shareholders and any other relevant materials to be filed with the SEC and applicable Canadian securities regulatory authorities in respect of the proposed transaction when they become available.

These documents are available free of charge from the sources described in the preceding section titled “Additional Information and Where to Find It.”

Non-Solicitation

This communication will not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Safe Harbor Statement

This communication includes “forward-looking statements” within the meaning of U.S. federal securities laws and applicable Canadian securities laws. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words or expressions such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “may,” “will,” “projects,” “could,” “should,” “would,” “seek,” “forecast,” or other similar expressions. Forward-looking statements represent current judgments about possible future events, including, but not limited to statements regarding expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs relating to the proposed transaction between ElectraMeccanica and Xos, such as statements regarding the combined operations and prospects of ElectraMeccanica and Xos, the current and projected market, growth opportunities and synergies for the combined company, federal and state regulatory tailwinds, expectations and intentions provided by ElectraMeccanica to Xos, the expected cash balance of ElectraMeccanica at the time of the closing of the proposed transaction, expectations regarding Xos’ ability to leverage ElectraMeccanica’s assets, the expected composition of the management and the board of directors of the combined company, gross margin and future profitability expectations, and the timing and completion of the proposed transaction, including the satisfaction or waiver of all the required conditions thereto. These forward-looking statements are based upon the current beliefs and expectations of the management of ElectraMeccanica and Xos and are subject to known and unknown risks and uncertainties. Factors that could cause actual events to differ include, but are not limited to:

•	the ability of the combined company to further penetrate the U.S. market;

•	the total addressable market of Xos’ business;

•	general economic conditions in the markets where Xos operates;

•	the expected timing of any regulatory approvals relating to the proposed transaction, the businesses of ElectraMeccanica and Xos and of the combined company and product launches of such businesses and companies;

•	non-performance of third-party vendors and contractors;

•	risks related to the combined company’s ability to successfully sell its products and the market reception to and performance of its products;

•	ElectraMeccanica’s, Xos’, and the combined company’s compliance with, and changes to, applicable laws and regulations;

•	ElectraMeccanica’s, Xos’, and the combined company’s limited operating history;

•	the combined company’s ability to manage growth;

•	the combined company’s ability to obtain additional financing;

•	the combined company’s ability to expand product offerings;

•	the combined company’s ability to compete with others in its industry;

•	the combined company’s ability to protect its intellectual property;

•	ElectraMeccanica’s, Xos’, and the combined company’s ability to defend against legal proceedings;

•	the combined company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors;

•	the combined company’s ability to achieve the expected benefits from the proposed transaction within the expected time frames or at all;

•	the incurrence of unexpected costs, liabilities or delays relating to the proposed transaction;

•	the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including with respect to the approval of Xos’ stockholders and ElectraMeccanica’s shareholders;

•	the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the definitive arrangement agreement;

•	the effect of the announcement or pendency of the transaction on the combined company’s business relationships, operating results and business generally; and

•	other economic, business, competitive, and regulatory factors affecting the businesses of the companies generally, including but not limited to those set forth in ElectraMeccanica’s filings with the SEC, including in the “Risk Factors” section of ElectraMeccanica’s Annual Report on Form 10-K filed with the SEC on April 17, 2023, ElectraMeccanica’s Quarterly Report on Form 10-Q filed with the SEC on November 3, 2023 and any subsequent SEC filings, and those set forth in Xos’ filings with the SEC, including in the “Risk Factors” section of Xos’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 and any subsequent SEC filings. These documents with respect to ElectraMeccanica can be accessed on ElectraMeccanica’s website at https://ir.emvauto.com/filings/sec-filings/default.aspx and these documents with respect to Xos can be accessed on Xos’ web page at https://www.xostrucks.com/investor-overview/ by clicking on the link “SEC Filings.”

Readers are cautioned not to place undue reliance on forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of ElectraMeccanica, Xos or the combined company. Forward-looking statements speak only as of the date they are made, and ElectraMeccanica, Xos and the combined company undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where they are expressly required to do so by law.

ElectraMeccanica Social Media Posts

LinkedIn: We are thrilled to announce our proposed combination with @ Xos, a leading electric truck manufacturer and fleet electrification services provider. For important information and to learn more about this exciting next step for EMV directly from our CEO @ Susan Docherty, please visit: https://xosandemv.com/january-update/

For information on forward-looking statements, please visit: http://bit.ly/3OmRv1d

Facebook: We are kicking off the new year by announcing a proposed combination with @ Xos, a leading electric truck manufacturer and fleet electrification services provider. Check out our CEO Susan Docherty’s letter to shareholders to hear more about our exciting combination and for important information: https://xosandemv.com/january-update/

For information on forward-looking statements, please visit: http://bit.ly/3OmRv1d

Twitter: We are excited to announce our proposed combination with @ Xos, a leading electric truck manufacturer and fleet electrification services provider. For important information and to learn about this exciting next step for our company directly from our CEO in a recent update, please visit: https://xosandemv.com/january-update/

Susan LinkedIn: I’m extremely pleased to start the year with an announcement about ElectraMeccanica’s proposed combination with @ Xos, a leading electric truck manufacturer and fleet electrification services provider. Xos is a proven EV truck OEM with household name customers and growing revenues, and represents a great step forward for ElectraMeccanica. In a recent letter to shareholders, I discuss in depth the exciting details of our proposed combination. Read it here along with other important information: https://xosandemv.com/january-update/

Screenshots of ElectraMeccanica Microsite for the Proposed Transaction

Xos and ElectraMeccanica Announce Proposed Combination A unique opportunity to capitalize on strong demand for zero-emission electric trucks from commercial fleet operators, with strong regulatory tailwinds and total cost of ownership advantages. Enter your email address SIGN UP FOR UPDATES Home Resources

Proposed Transaction Details “Nothing has been a higher priority than finding the right partner for us to create and re-accelerate shareholder value. We believe the proposed combination with Xos would achieve our management team’s objective to generate revenues, achieve credible long-term profitability and improve shareholder value. We couldn’t be more pleased with the proposed combination with Xos, given its clear track record as an EV OEM with industry-leading gross margins; its proven ability to service demanding, large-fleet customers like FedEx Ground, UPS and Loomis; and its talented, disciplined management team.” Susan Docherty, Chief Executive Officer of ElectraMeccanica READ PRESS RELEASE

ENABLING ELECTRIC FLEETS
RIGHT NOW
XOS
/ ek-sō-s /
100% BATTERY-ELECTRIC | www.xostrucks.com

OUR PARTNERS FedEx Ground PENSKE CINTAS UniFirst

# Three Reasons to Support Our Proposed Combination

UniFirst

A Proven Leader in Electric Truck Manufacturing and Fleet Electrification Services OUR PARTNERS Three Reasons to Support Our Proposed Combination “We are continuously working to reduce our environmental impact and transitioning our fleet from diesel to electric is important to us. The vehicles from Xos will help us reduce our overall emission output”

– Unifirst EVP of Operations 01 Great EV Trucks Sold to Fleet Customers You Know To date, Xos has delivered 600 electric stepvans to customers including Fedex Ground, Penske, Cintas and UniFirst. Xos has been on the road with commercial fleets since 2018 and are currently operating across North America. “Xos vehicles continue to deliver value to our growing fleet by helping us cut back on fuel and maintenance costs while also helping us meet our sustainability goals” – Loomis VP of Procurement and Fleet 02 Strong Regulatory Tailwinds, Including Eleven States Taking Action and Voicing Support for EV Mandates As of January 2024, the state of California is mandating any new delivery trucks purchased by large fleet operators that deliver in the state buy only electric – or that by 2025, 10% of its total fleet must be electrified. Just under a dozen states have enacted supportive legislation, including California, Texas, New York, New Jersey, Pennsylvania, Maryland, Massachusetts, Colorado, Utah, Oregon and Nevada.

03 Substantial Revenues and Positive Margins Xos delivered a record 110 Units to commercial fleet customers in the Fourth Quarter of 2023, achieving 90% year-over-year growth with a substantial backlog of orders. The proposed combination strengthens Xos’ financial profile, positioning it for strong growth potential. Home Resources ©2024 Electrameccanica Vehicles Corp. | Legal Disclaimer

## MEET XOS

Xos makes it easy to go electric and optimize your total cost of ownership (TCO) with a seamless suite of products. The company offers medium-duty battery-electric trucks, charging infrastructure and energy solutions, and an intuitive fleet management platform to manage it all from wherever you are.

**Check Out Their Products:**

0:00 / 0:55

# More About Xos

Xos is a leading manufacturer of medium-duty commercial electric vehicles for parcel delivery, uniform rental, food and beverage, and cash-in-transit fleets across the United States and Canada. Xos vehicles meet the duty cycles of traditional diesel vehicles while saving fleet operators money on their total cost of ownership, prompting many of the largest customers in the industry to adopt Xos vehicles, including: FedEx Ground, UPS, Penske, Cintas and Loomis.

With over 600 units delivered to fleet customers since 2020, and approximately 12% GAAP gross margin in the third quarter of 2023, Xos has demonstrated its ability to profitably scale manufacturing of commercial electric vehicles in its Tennessee factory, capable of producing up to 5,000 vehicles per year at peak capacity.

READ OUR CEO LETTER

Home Resources Disclosure

©2024 Electrameccanica Vehicles Corp. | Legal Disclaimer

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ElectraMeccanica Microsite Legal Disclaimer

On January 11, 2024, ElectraMeccanica Vehicles Corp. (“ElectraMeccanica”) and Xos, Inc. (“Xos”) announced entry into an arrangement agreement, pursuant to which Xos will acquire all of the issued and outstanding common shares of ElectraMeccanica pursuant to a plan of arrangement under the Business Corporations Act (British Columbia).

This section of the website contains announcements, documents, communications and information (together the “Information”) relating to the proposed transaction. The Information is being made available in good faith and for information purposes only, and its availability is subject to the terms and conditions set out below.

The Information is not intended to, and does not, constitute or form any part of an offer to purchase, sell, subscribe for or exchange, or the solicitation of an offer to purchase, sell, subscribe for or exchange or an invitation to purchase, sell or subscribe for or exchange any securities, or the solicitation of any vote or approval in any jurisdiction pursuant to the Information or the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law or regulations.

Cautionary Note Regarding Forward-Looking Statements

This part of the website and the Information include “forward-looking statements” within the meaning of U.S. federal securities laws and applicable Canadian securities laws. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words or expressions such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “may,” “will,” “projects,” “could,” “should,” “would,” “seek,” “forecast,” or other similar expressions. Forward-looking statements represent current judgments about possible future events, including, but not limited to statements regarding expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs relating to the proposed transaction between ElectraMeccanica and Xos, such as statements regarding the combined operations and prospects of ElectraMeccanica and Xos, the current and projected market, growth opportunities and synergies for the combined company, federal and state regulatory tailwinds, expectations and intentions provided by ElectraMeccanica to Xos, the expected cash balance of ElectraMeccanica at the time of the closing of the proposed transaction, expectations regarding Xos’ ability to leverage ElectraMeccanica’s assets, the expected composition of the management and the board of directors of the combined company, gross margin and future profitability expectations, and the timing and completion of the proposed transaction, including the satisfaction or waiver of all the required conditions thereto. These forward-looking statements are based upon the current beliefs and expectations of the management of ElectraMeccanica and Xos and are subject to known and unknown risks and uncertainties. Factors that could cause actual events to differ include, but are not limited to:

●	the ability of the combined company to further penetrate the U.S. market;

●	the total addressable market of Xos’ business;

●	general economic conditions in the markets where Xos operates;

●	the expected timing of any regulatory approvals relating to the proposed transaction, the businesses of ElectraMeccanica and Xos and of the combined company and product launches of such businesses and companies;

●	non-performance of third-party vendors and contractors;

●	risks related to the combined company’s ability to successfully sell its products and the market reception to and performance of its products;

●	ElectraMeccanica’s, Xos’, and the combined company’s compliance with, and changes to, applicable laws and regulations;

●	ElectraMeccanica’s, Xos’, and the combined company’s limited operating history;

●	the combined company’s ability to manage growth;

●	the combined company’s ability to obtain additional financing;

●	the combined company’s ability to expand product offerings;

●	the combined company’s ability to compete with others in its industry;

●	the combined company’s ability to protect its intellectual property;

●	ElectraMeccanica’s, Xos’, and the combined company’s ability to defend against legal proceedings;

●	the combined company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors;

●	the combined company’s ability to achieve the expected benefits from the proposed transaction within the expected time frames or at all;

●	the incurrence of unexpected costs, liabilities or delays relating to the proposed transaction;

●	the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including with respect to the approval of Xos’ stockholders and ElectraMeccanica’s shareholders;

●	the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the definitive arrangement agreement;

●	the effect of the announcement or pendency of the transaction on the combined company’s business relationships, operating results and business generally; and

●	other economic, business, competitive, and regulatory factors affecting the businesses of the companies generally, including but not limited to those set forth in ElectraMeccanica’s filings with the SEC, including in the “Risk Factors” section of ElectraMeccanica’s Annual Report on Form 10-K filed with the SEC on April 17, 2023, ElectraMeccanica’s Quarterly Report on Form 10-Q filed with the SEC on November 3, 2023 and any subsequent SEC filings, and those set forth in Xos’ filings with the SEC, including in the “Risk Factors” section of Xos’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 and any subsequent SEC filings. These documents with respect to ElectraMeccanica can be accessed on ElectraMeccanica’s website at https://ir.emvauto.com/filings/sec-filings/default.aspx and these documents with respect to Xos can be accessed on Xos’ web page at https://www.xostrucks.com/investor-overview/ by clicking on the link “SEC Filings.”

Readers are cautioned not to place undue reliance on forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of ElectraMeccanica, Xos or the combined company. Forward-looking statements speak only as of the date they are made, and ElectraMeccanica, Xos and the combined company undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where they are expressly required to do so by law.

Additional Information and Where to Find It

In connection with the proposed transaction, Xos and ElectraMeccanica intend to file with the U.S. Securities and Exchange Commission (the “SEC”) joint preliminary and definitive proxy statements, including management information circulars, and other relevant documents relating to the proposed transaction. Promptly after filing the joint definitive proxy statement with the SEC, Xos and ElectraMeccanica will mail the joint definitive proxy statement, including management information circular, and a proxy card to Xos’ stockholders and ElectraMeccanica’s shareholders as of a record date to be established for voting on the matters related to the proposed transaction and any other matters to be voted on at the special meetings of Xos’ stockholders and ElectraMeccanica’s shareholders, respectively. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENTS AND MANAGEMENT INFORMATION CIRCULARS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AS APPLICABLE, AND ANY OTHER DOCUMENTS THAT XOS AND ELECTRAMECCANICA WILL FILE WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, OR INCORPORATE BY REFERENCE IN THE JOINT PROXY STATEMENTS AND MANAGEMENT INFORMATION CIRCULARS, AS APPLICABLE, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain free copies of the joint preliminary and definitive proxy statements and management information circulars (including any amendments or supplements thereto) and any other relevant documents filed by Xos and ElectraMeccanica with the SEC in connection with the proposed transaction (when they become available) on the SEC’s website at www.sec.gov, on the Canadian System for Electronic Document Analysis and Retrieval+ website at https://www.sedarplus.ca/, on Xos’ website at www.xostrucks.com, by contacting Xos’ investor relations via email at investors@xostrucks.com, on ElectraMeccanica’s website at https://ir.emvauto.com, or by contacting ElectraMeccanica’s Investor Relations via email at IR@emvauto.com, as applicable.

Participants in the Solicitation

Xos and its directors and certain of its executive officers, consisting of Stuart Bernstein, Burt Jordan, Alice K. Jackson, George N. Mattson and Ed Rapp, who are the non-employee members of the board of directors of Xos, Dakota Semler, Chief Executive Officer and a director of Xos, Giordano Sordoni, Chief Operating Officer and a director of Xos, Liana Pogosyan, Vice President of Finance and Acting Chief Financial Officer of Xos, and Christen Romero, General Counsel of Xos, are participants in the solicitation of proxies from the stockholders of Xos in connection with matters related to the proposed transaction and any other matters to be voted on at the special meeting of stockholders of Xos. Information regarding Xos’ directors and certain of its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation-Outstanding Equity Awards at 2022 Fiscal Year-End,” and “Executive Compensation-Director Compensation” contained in Xos’ definitive proxy statement on Schedule 14A for its 2023 annual meeting of the stockholders (the “2023 Xos Proxy Statement”), which was filed with the SEC on April 20, 2023. To the extent that Xos’ directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2023 Xos Proxy Statement, such transactions have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the joint preliminary and definitive proxy statements and management information circulars for Xos’ special meeting of stockholders and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

ElectraMeccanica and its directors and certain of its executive officers, consisting of Luisa Ingargiola, Dietmar Ostermann, Michael Richardson, Steven Sanders, David Shemmans and Joanne Yan, who are the non-employee members of the board of directors of ElectraMeccanica, Susan Docherty, Chief Executive Officer, Interim Chief Operating Officer and a director of ElectraMeccanica, Kim Brink, Chief Revenue Officer of ElectraMeccanica, Michael Bridge, General Counsel and Secretary of ElectraMeccanica, and Stephen Johnston, Chief Financial Officer of ElectraMeccanica, are participants in the solicitation of proxies from the shareholders of ElectraMeccanica in connection with matters related to the proposed transaction and any other matters to be voted on at the special meeting of the shareholders of ElectraMeccanica. Information regarding ElectraMeccanica’s directors and certain of its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation,” and “Director Compensation” contained in ElectraMeccanica’s definitive proxy statement on Schedule 14A for its 2023 annual general meeting of shareholders (the “2023 ElectraMeccanica Proxy Statement”), which was filed with the SEC and applicable Canadian securities regulatory authorities on November 22, 2023. To the extent that ElectraMeccanica’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2023 ElectraMeccanica Proxy Statement, such transactions have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC, including the Form 4s filed with the SEC on March 24, 2023 with respect to Michael Bridge, and on January 5, 2024 with respect to Stephen Johnston. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the joint preliminary and definitive proxy statements and management information circulars for ElectraMeccanica’s special meeting of shareholders and any other relevant materials to be filed with the SEC and applicable Canadian securities regulatory authorities in respect of the proposed transaction when they become available.

These documents are available free of charge from the sources described in the preceding section titled “Additional Information and Where to Find It.”

Non-Solicitation

This communication will not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.